UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 5, 2023
(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C21
(Central Index Key Number 0001985684)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-09	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of September 19, 2023, with respect to the BBCMS Mortgage Trust 2023-C21. The purpose of this Form 8-K/A is to (i) make clerical revisions to the agreement previously filed as Exhibit 4.10 to the Form 8-K and (ii) make clerical revisions to the agreement previously filed as Exhibit 99.2 to the Form 8-K. No other changes are being made to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 4.10	Agreement Between Note Holders, dated as of May 24, 2023, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, and Note A-6 Holder, Societe Generale Financial Corporation, as Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder, and KeyBank National Association, as Note A-12 Holder, Note A-13 Holder and Note A-14 Holder.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, between 3650 Real Estate Investment Trust 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)
	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer